UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 17, 2011

Brekford Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52719	20-4086662
(Commission File Number)	(IRS Employer Identification No.)

7020 Dorsey Road, Suite C, Hanover, Maryland 21076
(Address of Principal Executive Offices)(Zip Code)

(443) 557-0200
(Registrant’s Telephone Number, Including Area Code)

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)-(b)

The registrant Brekford Corp. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on June 17, 2011. The Company’s stockholders approved the proposal presented at the Annual Meeting which is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 29, 2011. Holders of 27,300,500 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the matter submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1: To elect the directors to hold office for a term of one year until the Company’s 2012 annual meeting of stockholders.

Director	For	Against	Abstain
Jessie Lee, Jr.	27,300,500	-	-
Douglas DeLeaver	27,300,500	-	-
C.B. Brechin	27,300,500	-	-
Scott Rutherford	27,300,500	-	-

There were no abstentions or broker non-votes cast at the Annual Meeting with respect to the proposal.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brekford Corp.
(Company)

By:	/s/ C.B. Brechin
Name:	C.B. Brechin
Title:	Chief Executive Officer and Chief Financial Officer

Date:  June 22, 2011

3